Exhibit 99.1

MWI VETERINARY SUPPLY AGREES TO TERMS TO BECOME A NON-EXCLUSIVE DISTRIBUTOR WITH IDEXX LABORATORIES

BOISE, Idaho (August 9, 2012) – MWI Veterinary Supply, Inc. (Nasdaq:  MWIV) (“MWI” or the “Company”) announced today that it has agreed with IDEXX Laboratories, Inc. (“IDEXX”) on the terms of a new, non-exclusive distributor relationship pursuant to which MWI will continue to work with IDEXX as a business partner.  The terms of the new relationship which will become effective on January 1, 2013 will permit MWI to carry IDEXX’s diagnostic products and other products which compete with IDEXX’s diagnostic products. MWI will continue to offer the value-added services that we have developed with IDEXX.

The change in our relationship with IDEXX is subject to the negotiation of a mutually acceptable definitive agreement between MWI and IDEXX.  MWI understands that IDEXX intends to seek review of the agreement by the Federal Trade Commission prior to execution.

“We are very pleased with the relationship we have with IDEXX and believe that these new terms will allow us to continue that relationship while also allowing MWI to provide a more complete vendor product offering to our customers,” said Jim Cleary, President and Chief Executive Officer.  “We believe that the agreed upon terms are good for MWI and provide a profitable financial model and strategy going forward.  We look forward to our continued success selling diagnostics and offering value-added services to our customers and vendors.  Strategically, this initiative is similar to MWI’s acquisition and integration of AAHA MARKETLink, which enabled us to serve our veterinarian customers with a more complete product line in the companion animal market.”

MWI is a leading distributor of animal health products across the United States of America and United Kingdom. MWI sells both companion animal and production animal products including pharmaceuticals, vaccines, parasiticides, diagnostics, micro feed ingredients, supplies, pet food, capital equipment and nutritional products. MWI also is a leading innovator and provider of value-added services and technologies used by veterinarians and producers. For more information about MWI, please visit our website at www.mwivet.com. For investor relations information please contact Mary Pat Thompson, Senior Vice President of Finance and Administration, and Chief Financial Officer at (208) 955-8930 or email investorrelations@mwivet.com.

Certain statements contained herein that are not descriptions of historical facts are "forward-looking" statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, those discussed in filings made by the Company with the Securities and Exchange Commission. Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking information include the impact of vendor consolidation on our business; changes in or availability of vendor rebate programs; exclusivity requirements with certain vendors that may prohibit us from distributing competing products manufactured by other vendors; transitional challenges associated with acquisitions, including the failure to achieve anticipated synergies; vendor contracts or rebates based upon attaining certain growth goals;  changes in the way vendors introduce products to market; seasonality; unforeseen litigation; risks associated with our international operations; financial risks associated with acquisitions; the impact of general economic trends on our business; the recall of a significant product by one of our vendors; extended shortage or backorder of a significant product by one of our vendors; the timing and effectiveness of marketing programs offered by our vendors; the timing of the introduction of new products and services by our vendors; the ability to borrow on our credit line, extend the terms of our credit line or obtain alternative financing on favorable terms or at all; risks from potential increases in variable interest rates; the impact of tightening credit standards and/or access to credit on behalf of our customers and suppliers; a disruption caused by adverse weather or other natural conditions; inability to ship products to the customer as a result of technological or shipping disruptions; and competition. Other factors include changes in the rate of inflation; changes in state or federal legislation or regulation; the continued safety of the products the Company sells; and changes in the general economy. Investors should also be aware that while we do, from time to time, communicate with securities analysts, it is against our policy to disclose any material non-public information or other confidential commercial information. Accordingly, stockholders should not assume that we agree with any statement or report issued by any analyst irrespective of the content of the statement or report. Furthermore, we have a policy against issuing or confirming financial forecasts or projections issued by others. Thus, to the extent that reports issued by securities analysts contain any projections, forecasts or opinions, such reports are not the responsibility of the Company.